EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of American Bio Medica Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on November 13, 2006 (the "Report"), I, Keith E. Palmer, Chief Financial Officer and Executive Vice President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                   (1)   The Report  fully  complies  with the  requirements  of
                         section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                   (2)   The   information   contained  in  the  Report   fairly
                         presents, in all material respects, the financial condition and results of operations of the Company.




                              /s/ Keith E. Palmer
                              ---------------------------
                              Keith E. Palmer
                              Chief Financial Officer and
                              Executive Vice President

                              November 13, 2006